TEMPLETON GLOBAL SMALLER
COMPANIES FUND, INC.


YOUR FUND'S OBJECTIVE:

The Templeton Global Smaller Companies Fund seeks to achieve long-term growth through a flexible policy of investing primarily in common stocks and all types of common stock equivalents, including rights, warrants, and preferred stock, of companies of various nations throughout the world. The Fund seeks to achieve its objectives by investing primarily in securities of smaller companies globally.


April 15, 1997

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Global Smaller Companies Fund for the six months ended February 28, 1997. During this extraordinary period for equity investors, the Standard & Poor's 500(R) Stock Index (S&P 500(R)) and the Toronto Stock Exchange 300 Index rose more than 20%, and most European shares posted substantial gains.(1) Although some Asian stock prices declined significantly, Hong Kong's equity market continued to defy skeptics and soared to record levels throughout the period. Within this environment, Templeton Global Smaller Companies Fund Class I shares provided a six-month cumulative total return of 12.21%, as discussed in the Performance Summary on page 6, outperforming the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which delivered a


1. SOURCES: FOR S&P 500, MICROPAL; FOR TORONTO INDEX, BLOOMBERG. PRICE APPRECIATION IS MEASURED IN U.S. DOLLARS, AND BOTH INDICES INCLUDE REINVESTED DIVIDENDS.

total return of 11.43% for the period.(2) The Fund's performance is especially gratifying because many small cap stocks underperformed large cap stocks during this time.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Geographic Distribution on 2/28/97
Based on Total Net Assets

[PIE CHART]

European Stocks               41.4%

United States Stocks          19.9%

Asian Stocks                  14.4%

Latin American Stocks          5.1%

Canadian Stocks                2.6%

Australian &
New Zealand Stocks             1.9%

Middle East &
African Stocks                 0.7%

Short-term Obligations &
Other Net Assets              14.0%

During the reporting period, the U.S. economy experienced moderate growth and subdued inflation, as stocks rose to high levels when measured by conventional standards. For example, on February 28, 1997, the price-to-earnings (P/E) ratio average of the S&P 500 was 20, and the dividend yield average was 1.9%. The P/E average of the S&P 500 for the ten years ended February 28, 1997 was 18 and the dividend yield average was 3.0% during the same period. Higher share prices prompted us to take profits in a number of domestic securities, which reduced our U.S exposure from 22.5% of total net assets on August 31, 1996, to 19.9% on February 28, 1997.

Most European economies experienced sluggish growth during the six months under review. For example, in January 1997, 160,000 German citizens became jobless, the country's largest monthly increase in unemployment since World War II. The day after Germany announced its employment statistics, the U.S. reported a gain of 271,000 people in the work force. These reports illustrated a significant difference between European and American economic conditions. Many restructured American corporations have raised their profitability to high levels and have hired new employees in an effort to increase sales, while many European companies, saddled with large operating costs, may continue to downsize as they focus on increasing their productivity. In our opinion, the potential for productivity gains, coupled with typically


2. THE MSCI WORLD INDEX INCLUDES APPROXIMATELY 1,500 COMPANIES REPRESENTING THE STOCK MARKETS OF 22 COUNTRIES INCLUDING THE U.S., GERMANY, CANADA, AUSTRALIA, NEW ZEALAND, AND JAPAN. THE INDEX IS NOT MANAGED ACCORDING TO ANY INVESTMENT STRATEGY, INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES, AND DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN
TIME). OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, AND THE INDEX IS NOT REPRESENTATIVE OF THE FUND'S PORTFOLIO. TOTAL RETURN INCLUDES REINVESTED DIVIDENDS.

lower stock valuations, makes some European shares particularly attractive.


TEMPLETON GLOBAL SMALLER
COMPANIES FUND

Top 10 Industries on 2/28/97
Based on Total Net Assets

                                        % of Total
Industry                                Net Assets

Health & Personal Care                     5.8%

Transportation                             5.2%

Insurance                                  5.0%

Metals & Mining                            5.0%

Food & Household Products                  4.9%

Banking                                    4.8%

Broadcasting & Publishing                  4.4%

Forest Products & Paper                    4.1%

Merchandising                              3.9%

Business & Public Services                 3.6%


The Fund increased its European holdings from 37.4% of total net assets on August 31, 1996, to 41.4% on February 28, 1997, with the largest additions made in the United Kingdom, Scandinavia, and the Netherlands. Believing them to be undervalued, we purchased shares of Nagron National Grondbezit NV, a multi-industry company operating within the heavily regulated Dutch apartment rental market. Because of constraints on rent increases, many owners of rental properties in the Netherlands have become interested in selling their buildings. Nagron takes a long-term view, buying occupied apartment buildings and then waiting for tenants to vacate. Once an apartment opens, Nagron sells the individual unit, usually at a profit.

The performance of Asian stock markets was mixed, with solid gains in Hong Kong, China, Malaysia, and Indonesia, and disappointing returns in Thailand, South Korea, and Japan. The Nikkei 225 Index fell 7.71%, making Japan the world's only major industrialized nation whose equity market posted a negative return (measured in local currency terms) during the six months under review.3 In contrast, Hong Kong's stock market surged to all-time highs, despite the death of Deng Xiaoping (China's patriarch leader) and investor concerns about the colony's reversion to Chinese control in 1997.

During the reporting period, we augmented our exposure to Asia, especially China. For example, we initiated a position in Inner Mongolia Erdos Cashmere Products, the world's largest manufacturer of cashmere.


3. SOURCE: BLOOMBERG. PRICE DEPRECIATION IS MEASURED IN LOCAL CURRENCY TERMS, AND INCLUDES REINVESTED DIVIDENDS.

TEMPLETON GLOBAL SMALLER
COMPANIES FUND

Top 10 Holdings on 2/28/97
Based on Total Net Assets

                                                 % of Total
Company, Industry, Country                       Net Assets

News Corporation Ltd.
Broadcasting & Publishing, Australia                2.1%

Conseco Inc.
Insurance, U.S.                                     1.4%

Internatio-Mueller NV
Health & Personal Care, Netherlands                 1.3%

Gesa-Gas Y Electridad SA
Utilities - Electrical & Gas, Spain                 1.1%

Hollandsche Beton Groep NV
Construction & Housing, Netherlands                 1.1%

Medeva PLC
Health & Personal Care, United Kingdom              1.0%

Koninklijke Airend NV
Business & Public Services, Netherlands             0.9%

SIG Schweizerische Industrie-Gesellschaft Holdin
Metals & Mining, Switzerland                        0.9%

Wing Hang Bank
Banking, Hong Kong                                  0.9%

Fairfax Financial Holdings Ltd.
Insurance, Canada                                   0.8%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 16 OF THIS REPORT.


We also purchased shares of China International Marine Containers (CIMC), one of the world's low-cost producers of shipping containers. In our opinion, the expansion of trade in Asia may offer CIMC strong growth potential.

We take very seriously the trust you have placed in us, and go to great lengths in our efforts to assess a corporation's true value before we buy its stock. Since no one can reliably predict the direction of financial markets in the near term, our analysts determine a company's worth by estimating what it is likely to earn well into the future. By focusing on the long term, we are often able to buy shares when others may be selling because of short-term considerations. We feel that this disciplined approach, while requiring patience, has the potential to reward investors over the long haul.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Of course, there are special risks associated with foreign investments in smaller companies, which are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Although the short-term price volatility of smaller companies and emerging markets can be disconcerting, declines of as much as 40% to 50% are not unusual in these markets. For example, the Hong Kong market has increased 857% in the last 15 years, but has suffered five declines of more than 20% during that time.(4) These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for your continued support of the Templeton Global Smaller Companies Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,



/s/ Marc S. Joseph

Marc S. Joseph
Portfolio Manager
Templeton Global Smaller Companies Fund, Inc.

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.


4. SOURCE: BLOOMBERG. BASED ON QUARTERLY PERCENTAGE PRICE CHANGE OVER 15 YEARS ENDED DECEMBER 31, 1996.

PERFORMANCE SUMMARY
CLASS I


The Templeton Global Smaller Companies Fund Class I produced a cumulative total return of 12.21% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on the following page, the Fund delivered a cumulative total return of more than 167% for the 10-year period ended February 28, 1997.

The price of the Fund's shares, as measured by net asset value, increased by 6 cents ($0.06), from $8.55 on August 31, 1996, to $8.61 on February 28, 1997.
During the reporting period, shareholders received distributions of 12.5 cents ($0.125) per share in dividend income and 79 cents ($0.79) per share in capital gains, of which 78 cents ($0.78) represented long-term gains and 1 cent ($0.01) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON GLOBAL SMALLER COMPANIES FUND - CLASS I

Periods Ended February 28, 1997


                                                                       Since
                                                                       Inception
                                     One-Year   Five-Year   Ten-Year   (6/1/81)

Cumulative Total Return(1)             18.88%     80.71%     167.89%    791.05%

Average Annual Total Return(2)         12.08%     11.24%       9.70%     14.47%

Value of $10,000 Investment(3)       $11,208    $17,032     $25,249    $83,967

                                 2/28/93   2/28/94   2/28/95   2/29/96   2/28/97
One-Year Total Return(4)          3.27%     28.32%    -8.44%    25.28%    18.88%


1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED AND DOES NOT INCLUDE THE INITIAL SALES CHARGE. SEE NOTE BELOW.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE SPECIFIED PERIODS, AND INCLUDES THE MAXIMUM 5.75% INITIAL SALES CHARGE. SEE NOTE BELOW.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND INCLUDE THE MAXIMUM 5.75% INITIAL SALES CHARGE.

4. ONE-YEAR TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE ONE-YEAR PERIODS ENDED ON THE SPECIFIED DATES AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

NOTE: ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE. PRIOR TO JULY 1, 1992, THE FUND'S SHARES WERE OFFERED AT A HIGHER INITIAL SALES CHARGE. THUS, ACTUAL TOTAL RETURN TO PURCHASERS OF SHARES DURING THAT PERIOD WOULD HAVE BEEN LOWER THAN NOTED ABOVE. ON JANUARY 1, 1993, THE FUND IMPLEMENTED A RULE 12b-1 PLAN, WHICH AFFECTS SUBSEQUENT PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

PERFORMANCE SUMMARY
CLASS II


The Templeton Global Smaller Companies Fund Class II provided a cumulative total return of 11.89% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

The price of the Fund's shares, as measured by net asset value, increased by 7 cents ($0.07), from $8.47 on August 31, 1996, to $8.54 on February 28, 1997.
During the reporting period, shareholders received distributions of 8.25 cents ($0.0825) per share in dividend income and 79 cents ($0.79) per share in capital gains, of which 78 cents ($0.78) represented long-term gains and 1 cent ($0.01) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.


TEMPLETON GLOBAL SMALLER COMPANIES FUND - CLASS II
Periods Ended February 28, 1997


                                                                     Since
                                                                     Inception
                                                  One-Year           (5/1/95)

Cumulative Total Return(1)                             18.02%             36.38%

Average Annual Total Return(2)                         15.87%             18.42%

Value of $10,000 Investment(3)                    $   11,587         $   13,638


1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED AND DOES NOT INCLUDE SALES CHARGES.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE SPECIFIED PERIODS, AND INCLUDES THE 1.0% INITIAL SALES CHARGE AND THE 1.0% CONTINGENT DEFERRED SALES CHARGE, APPLICABLE TO SHARES REDEEMED WITHIN THE FIRST 18 MONTHS OF INVESTMENT.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND INCLUDE ALL SALES CHARGES.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

PERFORMANCE SUMMARY
ADVISOR CLASS


The Templeton Global Smaller Companies Fund Advisor Class provided an aggregate total return of 3.36% for the two-month period from inception on January 1, 1997, through February 28, 1997. The price of the Fund's shares, as measured by net asset value, increased by 28 cents ($0.28), from $8.33 on January 2, 1997 (first day of commencement of sales), to $8.61 on February 28, 1997. Of course, past performance is not predictive of future results.


TEMPLETON GLOBAL SMALLER
COMPANIES FUND - ADVISOR CLASS

Period Ended 2/28/97


                                           Since
                                           Inception
                                           (1/1/97)

Aggregate Total Return*                     3.36%


*AGGREGATE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD INDICATED. SINCE ADVISOR CLASS SHARES HAVE BEEN IN EXISTENCE FOR LESS THAN ONE YEAR, AVERAGE ANNUAL TOTAL RETURNS ARE NOT PROVIDED.

NOTE: INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

TEMPLETON GLOBAL SMALLER COMPANIES FUND -- CLASS I

If you had invested $10,000 in the Templeton Global Smaller Companies Fund -- Class I at its inception, your investment would be worth more than $83,000 today. This chart illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on June 1, 1981 (inception), with income dividends and capital gains distributions reinvested through February 28, 1997.




Templeton Global Smaller Companies Growth Fund - Class I*
Growth of $10,000 Investment from Inception
(6/1/81 - 2/28/97)

Date    Initial Investment      Income  Initial + Dividends     Cap Gains       Initial + Cap Gains     Total Value
 6/ 1/81         $9,423            $0           $9,423                $0                 $9,423              $9,423
12/31/81         $9,152          $201           $9,352                $4                 $9,156              $9,356
12/31/82        $11,507          $706          $12,214              $506                $12,013             $12,720
12/30/83        $14,065        $1,266          $15,331            $2,342                $16,407             $17,674
12/31/84        $13,015        $1,588          $14,603            $3,143                $16,157             $17,746
12/31/85        $15,317        $2,405          $17,722            $5,464                $20,781             $23,186
12/31/86        $16,808        $3,341          $20,149            $7,413                $24,221             $27,562
12/31/87        $13,456        $3,450          $16,905            $7,457                $20,912             $24,362
12/30/88        $15,012        $4,681          $19,693           $11,688                $26,701             $31,381
12/29/89        $16,495        $6,039          $22,534           $14,451                $30,946             $36,984
12/31/90        $12,335        $5,325          $17,660           $13,529                $25,865             $31,190
12/31/91        $15,486        $7,503          $22,989           $20,526                $36,012             $43,515
12/31/92        $12,644        $7,076          $19,720           $25,400                $38,044             $45,120
12/31/93        $16,454        $9,750          $26,204           $33,286                $49,740             $59,490
12/30/94        $15,301        $9,825          $25,125           $31,636                $46,937             $56,761
12/29/95        $15,713       $11,015          $26,727           $40,052                $55,765             $66,780
12/31/96        $17,216       $13,202          $30,417           $51,112                $68,328             $81,529
 2/28/97        $17,731       $13,596          $31,327           $52,640                $70,371             $83,967




The amount of capital gains distributions accepted in shares was $52,640. The amount of dividends reinvested was $13,596. The performance information shown represents past performance and is not predictive of future results. The Fund offers other classes of shares, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details regarding share classes. For standardized performance figures, please refer to the Performance Summary on page 7.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

BY PROFESSOR ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:
The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--CLASS I
(For a share outstanding throughout the period)

                                          SIX MONTHS
                                             ENDED                                YEAR ENDED AUGUST 31
                                       FEBRUARY 28, 1997       ----------------------------------------------------------
                                          (UNAUDITED)          1996          1995          1994          1993         1992
                                       -----------------    ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period      $      8.55       $     8.77    $     8.24    $     7.44    $     7.70    $   8.10
                                           ----------       ----------    ----------    ----------    ----------    --------
Income from investment operations:
  Net investment income                           .03              .16           .11           .09           .10         .15
  Net realized and unrealized gain                .95              .72           .62           .81          1.23         .25
                                           ----------       ----------    ----------    ----------    ----------    --------
Total from investment operations                  .98              .88           .73           .90          1.33         .40
                                           ----------       ----------    ----------    ----------    ----------    --------
Distributions:
  Dividends from net investment
    income                                       (.13)            (.12)         (.11)         (.07)         (.15)       (.15)
  Distributions from net realized
    gains                                        (.79)            (.98)         (.09)         (.03)        (1.41)       (.65)
  Distributions in excess of realized
    gains                                          --               --            --            --          (.03)         --
                                           ----------       ----------    ----------    ----------    ----------    --------
Total distributions                             (0.92)           (1.10)         (.20)         (.10)        (1.59)       (.80)
                                           ----------       ----------    ----------    ----------    ----------    --------
Change in net asset value                         .06             (.22)          .53           .80          (.26)       (.40)
                                           ----------       ----------    ----------    ----------    ----------    --------
Net asset value, end of period            $      8.61       $     8.55    $     8.77    $     8.24    $     7.44    $   7.70
                                           ==========       ==========    ==========    ==========    ==========    ========
TOTAL RETURN*                                   12.21%           11.69%         9.20%        12.22%        22.71%       5.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $1,726,649       $1,544,214    $1,447,155    $1,409,494    $1,129,848    $950,409
Ratio of expenses to average net
  assets                                         1.30%**          1.27%         1.36%         1.36%         1.29%       1.33%
Ratio of net investment income to
  average net assets                             0.68%**          1.93%         1.32%         1.17%         1.70%       1.96%
Portfolio turnover rate                         14.22%           32.71%        18.79%        28.06%        28.73%      48.97%
Average commission rate paid (per
  share)                                   $    .0021       $    .0068

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--CLASS II
(For a share outstanding throughout the period)

                                                                   SIX MONTHS                         FOR THE PERIOD
                                                                      ENDED                            MAY 1, 1995+
                                                                FEBRUARY 28, 1997     YEAR ENDED          THROUGH
                                                                   (UNAUDITED)      AUGUST 31, 1996   AUGUST 31, 1995
                                                                -----------------   ---------------   ---------------
Net asset value, beginning of period                                 $  8.47            $  8.75           $  7.87
                                                                     -------            -------            ------
Income from investment operations:
  Net investment income                                                  .01                .13                --
  Net realized and unrealized gain                                       .93                .67               .88
                                                                     -------            -------            ------
Total from investment operations                                         .94                .80               .88
                                                                     -------            -------            ------
Distributions:
  Dividends from net investment income                                  (.08)              (.10)               --
  Distributions from net realized gains                                 (.79)              (.98)               --
                                                                     -------            -------            ------
Total distributions                                                     (.87)             (1.08)               --
                                                                     -------            -------            ------
Change in net asset value                                                .07               (.28)              .88
                                                                     -------            -------            ------
Net asset value, end of period                                       $  8.54            $  8.47           $  8.75
                                                                     =======            =======            ======
TOTAL RETURN*                                                          11.89%             10.74%            11.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $25,852            $15,483           $ 2,569
Ratio of expenses to average net assets                                 2.04%**            2.07%             2.11%**
Ratio of net investment income (loss) to average net assets            (.12)%**            1.23%              .16%**
Portfolio turnover rate                                                14.22%             32.71%            18.79%
Average commission rate paid (per share)                             $ .0021            $ .0068

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF OFFERING OF SALES.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--ADVISOR CLASS
(For a share outstanding throughout the period)

                                                                                                     FOR THE PERIOD
                                                                                                    JANUARY 2, 1997+
                                                                                                         THROUGH
                                                                                                    FEBRUARY 28, 1997
                                                                                                       (UNAUDITED)
                                                                                                    -----------------
Net asset value, beginning of period                                                                     $  8.33
                                                                                                         -------
Income from investment operations:
  Net investment income                                                                                       --
  Net realized and unrealized gain                                                                           .28
                                                                                                         -------
Total from investment operations                                                                             .28
                                                                                                         -------
Change in net asset value                                                                                    .28
                                                                                                         -------
Net asset value, end of period                                                                           $  8.61
                                                                                                         =======
TOTAL RETURN*                                                                                               3.36%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                                          $ 5,606
Ratio of expenses to average net assets                                                                     1.09%**
Ratio of net investment income to average net assets                                                         .74%**
Portfolio turnover rate                                                                                    14.22%
Average commission rate paid (per share)                                                                 $ .0021

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF OFFERING OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)


-------------------------------------------------------------------------------------------------------------------------

  INDUSTRY              ISSUE                                                   COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 82.1%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY TECHNICAL SYSTEMS: 0.7%
                       British Aerospace PLC                                       U.K.          116,424   $    2,422,458
                       Celsius AB, B                                               Swe.          450,000        8,675,263
                       Hong Kong Aircraft Engineering  Co. Ltd.                    H.K.          144,200          457,160
                       Co. Ltd.                                                                              ------------
                                                                                                               11,554,881
-------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 1.6%
                       Chofu Seisaku Co. Ltd.                                      Jpn.          151,800        2,655,210
                       Fisher & Paykel Ltd.                                        N.Z.        2,223,724        8,534,299
                       Guangdong Kelon Electrical Hldgs Ltd., H, 144A              Chn.       11,152,000        9,936,955
                       H, 144A
                     * Mohawk Industries                                           U.S.          200,000        5,275,000
                       Rival Co.                                                   U.S.           58,100        1,241,888
                                                                                                             ------------
                                                                                                               27,643,352
-------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 1.3%
                     * Bertrand Faure                                               Fr.           18,988          946,566
                       Catena, A                                                   Swe.          320,000        4,269,257
                       Jardine International Motor Holdings Ltd.                   H.K.        2,057,000        2,643,071
                       Qing Ling Motors Co. Ltd., H                                Chn.       10,525,000        6,388,096
                     * Tofas Turk Otomobil Fabrikasi AS, GDR                       Tur.       16,568,100        5,218,952
                       Weifu Fuel Injection Co. Ltd.                               Chn.        4,745,850        2,960,143
                                                                                                             ------------
                                                                                                              22,426,085
-------------------------------------------------------------------------------------------------------------------------
BANKING: 4.8%
                       Banco de Andalucia                                           Sp.          110,000       14,081,412
                       Banco de Valencia SA                                         Sp.          101,828        1,985,484
                       Banco Pastor SA                                              Sp.           51,000        2,953,015
                       Banco Popular Espanol SA                                     Sp.           13,000        2,362,482
                       Bancorp Hawaii Inc.                                         U.S.          174,067        7,658,948
                       BPI Socieda de Gestora de Participacoes Socias SA          Port.          301,616        4,491,245
                     * BPI Socieda de Gestora de Participacoes Socias, new        Port.          114,614        1,639,081
                       Fokus Bank AS                                               Nor.          774,300        5,988,577
                       Fokus Bank AS, 144A                                         Nor.          223,400        1,727,816
                       Foreningsbanken AB, A                                       Swe.          215,000        1,302,257
                     * Glendale Federal Bank FSB                                   U.S.          187,000        4,978,875
                       National Bank of Canada                                     Can.          893,200       10,324,123
                       Union Bank of Norway, Primary Capital Cert.                 Nor.          314,000        9,714,133
                       Wing Hang Bank                                              H.K.        3,500,000       15,909,707
                                                                                                               ----------
                                                                                                               85,117,155
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO: 0.4%
                         Sinocan Holdings Ltd.                                     H.K.       21,764,000        7,799,256
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)


-------------------------------------------------------------------------------------------------------------------

   INDUSTRY      ISSUE                                                    COUNTRY        SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 4.4%
               * Century Communications Corp., A                             U.S.          743,182   $    3,762,359
               * Cordiant PLC                                                U.K.        1,096,480        1,759,097
               * Grupo Radio Centro SA, ADR                                  Mex.           67,600          650,650
                 Hollinger International Inc., A                             U.S.          180,000        1,822,500
                 Marieberg Tidnings AB, A                                    Swe.          370,700       10,286,987
                 News Corp. Ltd.                                             Aus.        8,259,409       37,338,056
               * Oriental Press Group Ltd., wts.                             H.K.          122,300            6,475
               * Sing Tao Holdings Ltd.                                      H.K.        1,881,140          819,873
                 South Chn. Morning Post (Holdings) Ltd.                     H.K.       12,150,000       10,983,122
               * United International Holdings                               U.S.          341,740        3,502,835
               + Wace Group PLC                                              U.K.        4,831,400        6,806,784
                                                                                                     --------------
                                                                                                         77,738,738
-------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 2.5%
                 Anglian Group PLC                                           U.K.          283,730        1,192,279
                 Comercial Ind. Fin. Inmobiliari Agropecuaria,               Arg.          431,000        1,023,625
                 ADR, 144A Cristaleria Espanola SA                            Sp.           82,550        6,858,771
                 Keumkang Co. Ltd.                                           Kor.           29,300        1,322,569
               * Mirgor SA Comercial Industrial Financiera Inmobi ADR C      Arg.          359,000          852,625
                 ADR C
               * Pioneer International Ltd.                                  Aus.        3,000,000        8,924,826
                 Sarna Kunststoff Holding AG                                Swtz.            6,570        6,262,024
                 Schuttersveld Holding                                      Neth.          103,200        4,186,943
                 Shelter Components Corp.                                    U.S.          379,400        4,647,650
                 Siam City Cement, fgn.                                     Thai.          308,900        1,693,910
                 Uralita SA                                                   Sp.          814,000        6,388,433
                                                                                                     --------------
                                                                                                         43,353,655
-------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 3.6%
               * Adecco SA                                                  Swtz.           12,000        3,879,192
               * Healthcare Services Group Inc.                              U.S.          365,100        3,970,463
                 ISS International Service System AS, B                      Den.          331,500        9,533,414
                 Kardex AG, br.                                             Swtz.              940          264,317
               * Koninklijke Ahrend NV                                      Neth.          285,360       16,163,233
                 Lex Service PLC                                             U.K.        1,681,000        9,541,647
               * agellan Health Services Inc.                               U.S.          250,000        6,156,250
               * Novacare Inc.                                               U.S.          296,300        3,703,750
                 Scribona AB, A                                              Swe.          225,400        3,067,301
                 Scribona AB, B                                              Swe.          480,400        6,697,637
                                                                                                     --------------
                                                                                                         62,977,204
-------------------------------------------------------------------------------------------------------------------
CHEMICALS: 2.2%
                         Crompton & Knowles Corp.                            U.S.          163,383        3,104,277
                         Energia e Industrias Aragonesas Eia S                Sp.        1,641,000        9,879,542

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)


-------------------------------------------------------------------------------------------------------------

  INDUSTRY     ISSUE                                                 COUNTRY        SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------
CHEMICALS (cont.)
           European Vinyls Corp. EVC International NV                 Neth.          116,081   $    3,272,213
           Gurit Heberlein AG Wattwil SG, br.                         Swtz.            4,000        8,656,129
           Tessenderlo Chemie                                          Bel.           15,000        6,829,934
         * Tiszai Vegyi Kombinat RT, GDR, 144A                         Hun.          599,655        7,756,537
                                                                                                -------------
                                                                                                   39,498,632
-------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 2.9%
           Cubiertas y Mzov SA                                          Sp.           23,051        2,277,039
           Dragados y Construcciones SA                                 Sp.          208,000        3,148,767
           Halla Engineering & Construction Corp.                      Kor.          132,200        2,983,681
           Hollandsche Beton Groep NV                                 Neth.           85,092       18,731,987
           Kaufman & Broad Home Corp.                                  U.S.          625,000        8,828,125
           Kumagai Gumi Hong Kong Ltd.                                 H.K.        6,889,000        7,873,194
         * Kumagai Gumi Hong Kong Ltd., wts.                           H.K.          155,200           61,128
        +* Schuler Homes Inc.                                          U.S.        1,032,000        5,934,000
           Sociedade Construcoes Soares da Costa SA                   Port.          115,000        1,081,707
                                                                                                -------------
                                                                                                   50,919,628
-------------------------------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION: 1.2%
         *  Axime SA                                                     Fr.           87,942       11,272,636
         *  Quantum Corp.                                               U.S.          267,000       10,613,250
                                                                                                 -------------
                                                                                                    21,885,886
--------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 0.8%
            Alphatec Electronics Pub. Co. Ltd., fgn.                   Thai.          315,500        2,461,131
            Dongfang Electrical Machinery Co. Ltd., H                   Chn.        9,148,000        3,071,503
            G.P. Batteries International Ltd.                          Sing.        1,346,000        4,011,080
         *  G.P. Batteries International Ltd., wts.                    Sing.          336,500          363,420
         *  Plantronics Inc.                                            U.S.            4,355          190,531
         +  Techtronic Industries Co. Ltd.                              H.K.       29,104,621        3,984,000
                                                                                                 -------------
                                                                                                    14,081,665
--------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 1.4%
            Draka Holding NV                                           Neth.          333,485       11,315,893
            Swisslog Holding AG                                        Swtz.           26,500        8,359,338
            Twentsche Kabel Holdings NV                                Neth.          102,525        4,753,780
                                                                                                 -------------
                                                                                                    24,429,011
--------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES: 0.2%
         *  Koninklijke Pakhoed NV                                     Neth.          101,920        3,195,237
--------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

---------------------------------------------------------------------------------------------------------------------------
         INDUSTRY                                  ISSUE                           COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 0.1%
                         Transportadora de Gas del Sur SA, ADR B                     Arg.          119,104   $    1,503,688
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 2.3%
                         A.G. Edwards Inc.                                           U.S.           83,900        2,978,450
                         Alex Brown Inc.                                             U.S.          142,950        8,308,969
                         Dah Sing Financial Holdings Ltd.                            H.K.        1,766,000        7,389,026
                         Invesco PLC                                                 U.K.        1,400,000        8,140,463
                         London Pacific Group Ltd.                                   U.K.          292,952        1,092,659
                         Manhattan Card Co. Ltd.                                     H.K.       20,130,639        7,798,845
                         Om Gruppen AB                                               Swe.          139,000        4,524,878
                         Peregrine Investments Holdings Ltd.                         H.K.          220,500          402,918
                                                                                                              -------------
                                                                                                                 40,636,208
---------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
  PRODUCTS: 4.9%
                         Albert Fisher Group PLC                                     U.K.        2,508,924        1,757,150
                         Bombril SA,                                                Braz.      356,948,000        5,736,028
                         C.P. Pokphand Co. Ltd.                                      H.K.       23,241,100        8,403,616
                         Cafe de Coral Holdings Ltd.                                 H.K.       11,536,885        3,128,667
                         Chareon Pokphand Feedmill Public Co. Ltd., fgn.            Thai.           31,300           84,611
                     *   Consorcio de Alimentos Fabril Pacifico, 144A                Per.        2,212,000        3,637,195
                         Hazlewood Foods PLC                                         U.K.        5,300,000       10,358,812
                         Herdez SA de CV, A                                          Mex.        2,962,000        1,327,267
                         Herdez SA de CV, B                                          Mex.        2,833,400        1,298,093
                     *   JP Foodservice Inc.                                         U.S.          511,500       14,513,813
                         Lindt & Spruengli, partn. ctf.                             Swtz.            4,380        6,655,722
                         McBride PLC                                                 U.K.        3,800,000        8,695,865
                         National Foods Ltd.                                         Aus.        8,000,000        9,320,968
                         Oshawa Group Ltd. (The)                                     Can.           45,900          686,678
                         Panamerican Beverages Inc., A                               Mex.          117,200        6,607,150
                         Perkins Foods PLC                                           U.K.          473,500          624,680
                         PT Japfa Comfeed Indonesia, fgn.                           Indo.        2,685,000        2,071,846
                         Vetropack AG                                               Swtz.              713        1,765,450
                                                                                                              -------------
                                                                                                                 86,673,611
---------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS &
  PAPER: 4.1%
                         Boise Cascade Corp.                                         U.S.          122,615        4,030,968
                         Cartiere Burgo SPA                                          Itl.        1,045,835        4,782,938
                     +   Crown-Van Gelder Papier SA                                 Neth.           74,720        7,086,569
                     *   Empaques Ponderosa SA de CV, B                              Mex.        4,018,800        2,491,888
                         Fletcher Challenge Ltd. Forestry Division                   N.Z.        4,211,532        6,010,139
                         Hansol Paper Co. Ltd.                                       Kor.          133,208        2,991,009
                         Hung Hing Printing Group Ltd.                               H.K.       18,295,508        8,269,210
                     *   Mayr-Melnhof Karton AG                                     Aust.           61,800        3,164,560

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

---------------------------------------------------------------------------------------------------------------------------
        INDUSTRY                                  ISSUE                           COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS &
  PAPER (cont.)
                         Metsa Serla OY, B                                           Fin.        1,185,460   $    9,901,524
                         Munksjo AB                                                  Swe.        1,300,000       11,707,102
                         Norske Skogindustrier AS, A                                 Nor.           11,000          338,668
                         Primex Forest Products Ltd.                                 Can.          300,000        1,766,707
                     *   Shorewood Packaging Corp.                                   U.S.          495,800        8,676,500
                                                                                                             -------------
                                                                                                                 71,217,782
---------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL
  CARE: 5.8%
                         Apothekers Cooperatie OPG VA, partn. ctf.                  Neth.          180,000        5,121,450
                     *   Coventry Corp.                                              U.S.          250,000        1,828,125
                     *   Esaote Biomedica SPA, ADR 144A                              Itl.           34,975        1,014,793
                         Gedeon Richter Ltd., GDR 144A                               Hun.           57,480        3,937,380
                     *   Haemonetics Corp.                                           U.S.          254,900        4,397,025
                     *   Internatio-Mueller NV                                      Neth.          732,292       22,147,405
                     *   Living Centers of America Inc.                              U.S.          352,000       11,220,000
                         Medeva PLC                                                  U.K.        3,237,911       16,744,088
                         Pacific Chemical Co. Ltd.                                   Kor.          110,000        2,711,806
                     *   Physician Corp. of America                                  U.S.          664,000        2,905,000
                     *   Playtex Products Inc.                                       U.S.        1,047,800       10,478,000
                     *   Pliva DD, GDR, 144A                                       Crtia.          333,185        5,317,633
                     *   Quorum Health Group Inc.                                    U.S.          117,000        3,670,875
                     *   Revco DS Inc.                                               U.S.           81,500        3,331,313
                     *   Sunrise Medical Inc.                                        U.S.          384,100        5,185,350
                         Swank International Manufacturing Co. Ltd.                  H.K.       14,994,000        1,858,832
                                                                                                              -------------
                                                                                                                101,869,075
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
  COMPONENTS: 1.6%
                     *   Banner Aerospace Inc.                                       U.S.          370,200        3,100,425
                         Gencorp Inc.                                                U.S.          641,000       12,098,875
                         Hoeganaes AB, B free                                        Swe.          238,000        7,620,623
                     *   Sylea SA                                                     Fr.              870           84,021
                         Walbro Corp.                                                U.S.          305,000        5,566,250
                                                                                                              -------------
                                                                                                                 28,470,194
---------------------------------------------------------------------------------------------------------------------------
INSURANCE: 5.0%
                         Allied Group                                                U.S.          331,500       11,105,250
                         American Bankers Insurance Group Inc.                       U.S.          198,615       10,948,652
                         Capital RE Corp.                                            U.S.          120,000        5,190,000
                         CMAC Investment Corp.                                       U.S.          260,000        9,100,000
                         Conseco Inc.                                                U.S.          644,460       25,295,055
                         Enhance Financial Services Group Inc.                       U.S.          145,000        5,002,500

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

---------------------------------------------------------------------------------------------------------------------------
        INDUSTRY                                  ISSUE                           COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------
INSURANCE (cont.)
                     *   Fairfax Financial Holdings Ltd.                             Can.           70,000   $   14,645,744
                         London Insurance Group Inc.                                 Can.          400,000        5,779,290
                                                                                                              -------------
                                                                                                                 87,066,491
---------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.6%
                         Kuoni Reisen Holding AG, B                                 Swtz.            2,598        6,838,233
                     +   Tourism Holdings Ltd.                                       N.Z.        2,340,000        4,247,118
                                                                                                              -------------
                                                                                                                 11,085,351
---------------------------------------------------------------------------------------------------------------------------
MACHINERY &
  ENGINEERING: 3.6%
                         Apv Plc.                                                    U.K.        7,147,886        8,440,506
                         Bucher Holding AG                                          Swtz.            4,226        3,841,558
                         China International Marine Containers, B                    Chn.        1,690,656        2,017,338
                         Fives-Lille                                                  Fr.          132,750       11,023,262
                         Howden Group PLC                                            U.K.        7,280,000        9,782,237
                         IHC Caland NV                                              Neth.          176,000        9,792,718
                     *   Lucas Varity PLC, spon. ADR                                 U.K.          248,200        8,128,550
                     *   Saurer AG                                                  Swtz.            6,000        2,849,196
                     *   Valmet (OY)                                                 Fin.          381,600        6,943,770
                                                                                                              -------------
                                                                                                                 62,819,135
---------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 3.9%
                         De Boer Winkelbedrijven NV                                 Neth.          155,000       11,842,036
                         Det Danske Traelastkompagni AS                              Den.          107,000        9,863,514
                         Giordano International Ltd.                                 H.K.        4,569,674        3,245,633
                    +*   Hechinger Co., A                                            U.S.        2,125,000        3,386,719
                         Hudsons Bay Co.                                             Can.          596,900       11,942,803
                         J.C. Penny Co. Inc.                                         U.S.          103,476        5,096,197
                         LI & Fung Ltd.                                              H.K.       10,017,000        8,149,476
                         Macintosh NV                                               Neth.            5,700          118,631
                         Moebel Walther AG                                           Ger.          126,640        6,683,246
                         Robinson Depart. Store Public Co. Ltd., fgn.               Thai.          211,900          188,210
                     *   SA Des Galeries Lafayette                                    Fr.            5,540        2,042,845
                         Somerfield PLC                                              U.K.          458,100        1,290,801
                     *   Sports Authority Inc.                                       U.S.          180,450        3,451,106
                         Strawbridge & Clothier, A                                   U.S.           24,025          372,388
                     *   United Stationers Inc.                                      U.S.           24,538          509,164
                     *   Wo Kee Hong Holdings Ltd.                                   H.K.        4,855,000          344,829
                     *   Wo Kee Hong Holdings Ltd., wts.                             H.K.        6,617,200           55,544
                                                                                                              -------------
                                                                                                                 68,583,142
---------------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

---------------------------------------------------------------------------------------------------------------------------
        INDUSTRY                                  ISSUE                           COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 5.0%
                         AK Steel Holding Corp.                                      U.S.          270,000   $    9,720,000
                         Antofagasta Holdings PLC                                   Chil.        1,188,400        7,819,822
                         Arbed SA                                                    Lux.            2,195          239,615
                         Boehler Uddeholm AG                                        Aust.           41,950        2,898,890
                         Boehler Uddeholm AG, 144A                                  Aust.            8,120          561,120
                         Boehler Uddeholm AG, 144A, Seasoned                        Aust.           71,200        4,920,167
                         Capral Aluminium Ltd.                                       Aus.        1,581,081        5,452,766
                         Century Aluminum Co.                                        U.S.          214,000        3,531,000
                         Eramet SA                                                    Fr.           29,011        1,451,314
                     *   Grupo Simec SA de CV, ADR                                   Mex.          142,300          640,350
                         Impala Platinum Holdings Ltd.                              S.AF.          882,000       12,303,314
                         PT Tambang Timah (Persero), fgn.                           Indo.        5,282,000        9,087,904
                         Quanex Corp.                                                U.S.          150,000        4,012,500
                         SIG Schweizerische Industrie-Gesell                        Swtz.            6,325       16,047,419
                         Vallourec                                                    Fr.          154,855        9,149,905
                                                                                                              -------------
                                                                                                                 87,836,086
---------------------------------------------------------------------------------------------------------------------------
MISC MATERIALS &
  COMMODITIES: 0.6%
                         IMC Global Inc.                                             U.S.          160,000        5,580,000
                         Korea Chemical Co Ltd                                       Kor.           67,180        5,169,322
                                                                                                              -------------
                                                                                                                 10,749,322
---------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 2.5%
                         Amer Group Ltd., A                                          Fin.          220,000        4,615,736
                     *   DESC SA, B                                                  Mex.          694,700        4,420,897
                     *   DESC SA, C                                                  Mex.           14,472           93,731
                         La Cemento Nacional CA, GDR, 144A                           Ecu.           12,175        2,788,075
                         Marine Wendel                                                Fr.           89,189        9,318,254
                     *   Nagron Nationaal Grondbezit NV                             Neth.           73,000        7,777,333
                         Pioneer Industries International Holdings Ltd.              H.K.        6,414,400        3,768,937
                         Saha Union Public Co. Ltd., fgn.                           Thai.           31,000           27,085
                         Wagon Industrial Holdings PLC.                              U.K.        1,153,700        6,135,203
                         Zehnder Holding AG                                         Swtz.           14,125        5,461,807
                                                                                                              -------------
                                                                                                                 44,407,058
---------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 1.7%
                         Asean Resources Holdings Ltd.                               H.K.        7,393,649        2,363,119
                     *   Catellus Development Corp.                                  U.S.          550,000        8,456,250
                         New Asia Realty and Trust Co. Ltd., A                       H.K.        3,583,000       13,024,969
                         Tai Cheung Holdings Ltd.                                    H.K.        3,630,000        3,281,377
                     *   Winsor Properties Holdings Ltd.                             H.K.        1,664,000        3,083,591
                                                                                                              -------------
                                                                                                                 30,209,306
---------------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

---------------------------------------------------------------------------------------------------------------------------
        INDUSTRY                                  ISSUE                           COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 0.8%
                     *   LCI International                                           U.S.           96,800   $    1,839,200
                     *   Millicom International Cellular SA                          Lux.          100,000        3,850,000
                         Telmex-Telefonos de Mexico SA, L                            Mex.        4,592,972        8,912,683
                                                                                                              -------------
                                                                                                                 14,601,883
---------------------------------------------------------------------------------------------------------------------------
TEXTILES &
  APPAREL: 2.2%
                         Fountain Set Holdings Ltd.                                  H.K.       35,262,000        8,424,229
                     *   Fruit of the Loom Inc., A                                   U.S.          102,000        4,169,250
                         Gamma Holdings NV                                          Neth.          180,000        9,436,746
                         Kellwood Co.                                                U.S.          271,600        6,416,550
                     +   Tungtex (Holdings) Co. Ltd.                                 H.K.       35,573,000        3,353,473
                         Winsor Industrial Corp. Ltd.                                H.K.        3,328,000          812,263
                         Yizheng Chemical Fibre Co. Ltd., H                          Chn.       23,734,600        5,547,687
                                                                                                              -------------
                                                                                                                 38,160,198
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 5.2%
                         Airborne Freight Corp.                                      U.S.          309,900        8,483,513
                         Anangel-American Shipholdings Ltd., ADR                      Gr.          399,800        3,098,450
                         APL Ltd.                                                    U.S.          100,000        2,300,000
                     *   Fritz Cos.                                                  U.S.          643,000        6,470,188
                         Helikopter Services Group ASA                               Nor.          492,000        7,025,017
                         IMC Holdings Ltd.                                           H.K.        6,654,000        3,093,405
                         Inner Mongolia Erdos Cashmere Products, B                   Chn.        6,200,000        5,009,600
                         Malaysian International Shipping Corp. Bhd., fgn.           Mal.        1,233,333        3,201,215
                     *   OMI Corp.                                                   U.S.        1,070,000        9,630,000
                         Orient Overseas International Ltd.                          H.K.        3,218,000        1,786,924
                         PT Steady Safe, fgn.                                       Indo.        8,586,166       11,281,095
                         Sea Containers Ltd., A                                      U.K.          461,000        8,009,875
                         Singapore Bus Service (1978) Ltd., fgn.                    Sing.          300,100        1,610,498
                         Stena Line AB, B free                                       Swe.        1,620,000        7,694,268
                         Stolt Nielsen SA                                            Nor.          200,000        3,850,000
                         Stolt Nielsen SA, ADR                                       Nor.          100,000        1,912,500
                         Tranz Rail Holdings Ltd., ADR                               N.Z.           77,390        1,373,673
                         Unitor AS                                                   Nor.          470,000        6,081,744
                                                                                                              -------------
                                                                                                                 91,911,965
---------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL
  & GAS: 2.3%
                         Central Costanera SA, ADR, 144A                             Arg.           21,500          741,750
                         Electricas Reunidas de Zaragoza                              Sp.          411,782       14,219,686
                         Electricidad de Caracas                                    Venz.        3,321,913        3,650,036
                         Gesa-Gas y Electricidad SA                                   Sp.          356,642       19,257,101

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

---------------------------------------------------------------------------------------------------------------------------
        INDUSTRY                                  ISSUE                           COUNTRY        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL &
  GAS (cont.)
                         Guangdong Electric Power Development Co Ltd, B, 144A        Chn.          250,000   $      225,990
                         Shandong Huaneng Power                                      Chn.          160,300        1,663,113
                                                                                                             --------------
                                                                                                                 39,757,676
---------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL
  TRADE: 1.9%
                         Bergen Brunswig Corp., A                                    U.S.          210,000        6,746,250
                     *   Dahl International AB                                       Swe.          245,000        5,229,839
                         Dahl International AB, 144A                                 Swe.          255,000        5,443,302
                         Davids Ltd.                                                 Aus.        2,200,000        2,682,885
                         Sime Darby Hongkong Ltd.                                    H.K.       11,067,000       12,790,998
                                                                                                             --------------
                                                                                                                 32,893,274
                                                                                                             --------------
TOTAL COMMON STOCK (cost $1,056,858,235)                                                                      1,443,071,830
---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 3.3%
---------------------------------------------------------------------------------------------------------------------------
                         Ballast Nedam NV, ctf., conv., pfd.                        Neth.           90,040        4,639,819
                         Cia Brasileira de Petroleo Ipiranga, pfd.                  Braz.      117,495,000        1,755,075
                         Coteminas Cia Tecidos Norte de Minas, pfd.                 Braz.       23,829,100       10,202,267
                     *   Herlitz AG, pfd.                                            Ger.           12,000        1,113,582
                         Hollinger International Inc., conv., pfd., Pride            U.S.          559,000        5,799,625
                         Hugo Boss AG, pfd.                                          Ger.            9,100       10,522,103
                         Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR        Braz.           46,000        4,462,000
                         Unibanco-Uniao de Bancos Brasileiros SA, pfd.              Braz.      274,381,688       10,964,303
                         Weg SA, pfd.                                               Braz.       15,807,300        8,677,810
                                                                                                             --------------
TOTAL PREFERRED STOCKS
  (cost $38,817,247)                                                                                             58,136,584
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL IN
                                                                                              LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------------
BONDS: 0.6%
  (cost $10,690,625)
---------------------------------------------------------------------------------------------------------------------------
                         U.S. Treasury Note, 8.50%, 7/15/97                          U.S.       10,000,000       10,118,750
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:
  13.9% (cost $244,538,416)
---------------------------------------------------------------------------------------------------------------------------
                         U.S. Treasury Bills, 4.82% to 5.02% with maturities to
                         5/15/97                                                     U.S.      246,397,000      244,639,068
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS:
  99.9% (cost $1,350,904,523)                                                                                 1,755,966,232
OTHER ASSETS, LESS
  LIABILITIES: 0.1%                                                                                               2,140,662
                                                                                                             --------------
TOTAL NET ASSETS: 100.0%                                                                                     $1,758,106,894
                                                                                                             ==============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.
 + SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997 (unaudited)

Assets:
   Investment in securities, at value
      (identified cost $1,350,904,523)     $1,755,966,232
      Cash                                        408,514
   Receivables:
      Investment securities sold                2,899,130
      Capital shares sold                       1,820,537
      Dividends and interest                    2,148,795
                                            -------------
         Total assets                       1,763,243,208
                                            -------------
Liabilities:
   Payables:
      Investment securities purchased           1,792,512
      Capital shares redeemed                   1,082,608
   Accrued expenses and other liabilities       2,261,194
                                            -------------
         Total liabilities                      5,136,314
                                            -------------
Net assets, at value                       $1,758,106,894
                                            =============
Net assets consist of:
   Undistributed net investment income     $    1,179,479
   Net unrealized appreciation                405,061,709
   Accumulated net realized gain               26,101,720
   Net capital paid in on shares of
      capital stock                         1,325,763,986
                                            -------------
Net assets, at value                       $1,758,106,894
                                            =============
Class I
   Net asset value per share
      ($1,726,648,727 / 200,639,281
      shares outstanding)                  $         8.61
                                            =============
   Maximum offering price
      ($8.61 + 94.25%)                     $         9.14
                                            =============
Class II
   Net asset value per share
      ($25,852,322 + 3,028,954
      shares outstanding)                  $         8.54
                                            =============
   Maximum offering price
      ($8.54 + 99.00%)                     $         8.63
                                            =============
Advisor Class
   Net asset value per share
      ($5,605,845 + 650,796
      shares outstanding)                  $         8.61
                                            =============

Statement of Operations
for the six months ended
February 28, 1997 (unaudited)

Investment income:
   (net of $703,435
   foreign taxes
   withheld)
   Dividends                 $ 10,396,772
   Interest                     5,842,454
                             ------------
      Total income                           $ 16,239,226
Expenses:
   Management fees (Note 3)     6,166,097
   Administrative fees
      (Note 3)                    901,746
   Distribution fees
      (Note 3)
      Class I                   1,951,007
      Class II                     99,253
   Transfer agent fees
      (Note 3)                    839,000
   Custodian fees                 415,000
   Reports to shareholders        177,000
   Audit fees                      23,000
   Legal fees                      10,000
   Registration and filing
      fees                         98,500
   Directors' fees and
      expenses                     33,500
   Other                           20,596
                             ------------
      Total expenses                           10,734,699
                                             ------------
         Net investment
           income                               5,504,527
Realized and unrealized
  gain (loss):
   Net realized gain (loss)
     on:
      Investments              82,656,486
      Foreign currency
         transactions            (360,396)
                             ------------
                               82,296,090
   Net unrealized
      appreciation on
      investments             102,571,426
                             ------------
      Net realized and
         unrealized gain                      184,867,516
                                             ------------
Net increase in net assets
  resulting from operations                  $190,372,043
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                  FEBRUARY 28, 1997      YEAR ENDED
                                                                                     (UNAUDITED)       AUGUST 31, 1996
                                                                                  -----------------    ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                        $     5,504,527     $   28,543,879
      Net realized gain from security and foreign currency transactions                 82,296,090        158,727,706
      Net unrealized appreciation (depreciation)                                       102,571,426        (23,274,642)
                                                                                      ------------       ------------
         Net increase in net assets resulting from operations                          190,372,043        163,996,943

   Distributions to shareholders:
      From net investment income
         Class I                                                                       (23,004,105)       (20,150,116)
         Class II                                                                         (172,417)           (50,894)
      From net realized gain
         Class I                                                                      (146,337,033)      (164,590,927)
         Class II                                                                       (1,714,274)          (494,045)
   Capital share transactions (Note 2)
         Class I                                                                       163,631,105        118,750,930
         Class II                                                                       10,049,309         12,511,697
         Advisor Class                                                                   5,584,905                 --
                                                                                      ------------       ------------
             Net increase in net assets                                                198,409,533        109,973,588
Net assets:
   Beginning of period                                                               1,559,697,361      1,449,723,773
                                                                                      ------------       ------------
   End of period                                                                   $ 1,758,106,894     $1,559,697,361
                                                                                      ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. Summary of Accounting Policies

Templeton Global Smaller Companies Fund, Inc. (the Fund), formerly Templeton Smaller Companies Growth Fund, Inc., is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve its objectives by investing primarily in securities of smaller companies globally. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. Transactions in Shares of Capital Stock

Effective January 2, 1997, the Fund offers three classes of shares: Class I, Class II and Advisor Class. Prior to this date, only Class I and Class II shares were offered. Shares of each class are identical except for their initial sales load, a contingent

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At February 28, 1997, there were 750 million Class I shares, 550 million Class II shares and 200 million Advisor Class shares of capital stock authorized ($0.20 par value). Transactions in the Fund's shares were as follows:

                                                                                CLASS I
                                                         -----------------------------------------------------
                                                            SIX MONTHS ENDED                 YEAR ENDED
                                                           FEBRUARY 28, 1997               AUGUST 31, 1996
                                                       -------------------------      -------------------------
                                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                       ----------    ------------    ----------    -------------
           Shares sold                                  13,233,409   $111,944,350     20,182,579   $ 165,480,309
           Shares issued on reinvestment of
             distributions                              18,115,853    148,573,366     20,586,393     160,467,664
           Shares redeemed                             (11,407,315)   (96,886,611)   (25,112,503)   (207,197,043)
                                                       -----------   -------------   -----------   -------------
           Net increase                                 19,941,947   $163,631,105     15,656,469   $ 118,750,930
                                                       ===========   =============   ===========   =============

                                                                               CLASS II
                                                         -----------------------------------------------------
                                                            SIX MONTHS ENDED                 YEAR ENDED
                                                           FEBRUARY 28, 1997               AUGUST 31, 1996
                                                       -------------------------      -------------------------
                                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                       ----------    ------------    ----------    -------------
           Shares sold                                   1,129,231   $  9,513,207      1,602,914   $  13,112,922
           Shares issued on reinvestment of
             distributions                                 214,267      1,742,295         64,332         497,295
           Shares redeemed                                (142,430)    (1,206,193)      (133,035)     (1,098,520)
                                                       -----------   -------------   -----------   -------------
           Net increase                                  1,201,068   $ 10,049,309      1,534,211   $  12,511,697
                                                       ===========   =============   ===========   =============

                                                             ADVISOR CLASS
                                                       -------------------------
                                                             FOR THE PERIOD
                                                        JANUARY 2, 1997 THROUGH
                                                           FEBRUARY 28, 1997
                                                       -------------------------
                                                         SHARES         AMOUNT
                                                       ----------    ------------
           Shares sold                                     668,103   $  5,733,339
           Shares redeemed                                 (17,307)      (148,434)
                                                       -----------   -------------
           Net increase                                    650,796   $  5,584,905
                                                       ===========   =============

3. Investment Management Fees and Other Transactions with Affiliates

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays FTSI an administrative fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

in excess of $1.2 billion. For the six months ended February 28, 1997, FTD received net commissions of $180,840 from the sale of the Fund's shares and FTIS received fees of $839,000.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in sales of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1997, unreimbursed expenses amounted to $101,823. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $5,339 were paid to FTD for the six months ended February 28, 1997.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997 aggregated $205,086,149 and $220,211,128, respectively. The cost of securities for federal income tax purposes is $1,353,321,613. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                             $479,822,482
           Unrealized depreciation                                                              (77,177,863)
                                                                                               ------------
           Net unrealized appreciation                                                         $402,644,619
                                                                                               ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 1997 amounted to $34,798,663. For the six months ended February 28, 1997, dividends from affiliated companies were $376,159.

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH                         GROWTH                               INCOME                               FRANKLIN STATE-
                                                                                                                SPECIFIC FUNDS
Franklin Global Health Care Fund      Franklin Blue Chip Fund              Franklin Adjustable Rate             SEEKING
                                                                           Securities Fund                      TAX-FREE INCOME
Franklin Templeton Japan Fund         Franklin California Growth Fund
                                                                           Franklin Adjustable U.S.             Alabama
Templeton Developing Markets Trust    Franklin DynaTech Fund               Government Securities Fund
                                                                                                                Arizona*
Templeton Foreign Fund                Franklin Equity Fund                 Franklin's AGE High Income Fund
                                                                                                                Arkansas**
Templeton Foreign Smaller             Franklin Gold Fund                   Franklin Investment
Companies Fund                                                             Grade Income Fund                    California*
                                      Franklin Growth Fund
Templeton Global Infrastructure Fund                                       Franklin Short-Intermediate U.S.     Colorado
                                      Franklin MidCap Growth Fund          Government Securities Fund
Templeton Global                                                                                                Connecticut
Opportunities Trust                   Franklin Small Cap Growth Fund       Franklin U.S. Government
                                                                           Securities Fund                      Florida*
Templeton Global Real Estate Fund     Mutual Discovery Fund
                                                                           Franklin Money Fund                  Georgia
Templeton Global Smaller              GROWTH AND INCOME
Companies Fund                                                             Franklin Federal Money Fund          Hawaii**
                                      Franklin Asset Allocation Fund
Templeton Greater European Fund                                            FOR NON-U.S. INVESTORS:              Indiana
                                      Franklin Balance Sheet
Templeton Growth Fund                 Investment Fund                      Franklin Tax-Advantaged              Kentucky
                                                                           High Yield Securities Fund
Templeton Latin America Fund          Franklin Convertible Securities Fund                                      Louisiana
                                                                           Franklin Tax-Advantaged
Templeton Pacific Growth Fund         Franklin Equity Income Fund          International Bond Fund              Maryland

Templeton World Fund                  Franklin Income Fund                 Franklin Tax-Advantaged U.S.         Massachusetts***
                                                                           Government Securities Fund
GLOBAL GROWTH AND INCOME              Franklin MicroCap Value Fund                                              Michigan*
                                                                           FOR CORPORATIONS:
Franklin Global Utilities Fund        Franklin Natural Resources Fund                                           Minnesota***
                                                                           Franklin Corporate Qualified
Franklin Templeton German             Franklin Real Estate Securities Fund Dividend Fund                        Missouri
Government Bond Fund
                                      Franklin Rising Dividends Fund       FRANKLIN FUNDS SEEKING               New Jersey
Franklin Templeton                                                         TAX-FREE INCOME
Global Currency Fund                  Franklin Strategic Income Fund                                            New York*
                                                                           Federal Intermediate-Term
Mutual European Fund                  Franklin Utilities Fund              Tax-Free Income Fund                 North Carolina

Templeton Global Bond Fund            Franklin Value Fund                  Federal Tax-Free Income Fund         Ohio***

Templeton Growth and Income Fund      Mutual Beacon Fund                   High Yield Tax-Free Income Fund      Oregon

GLOBAL INCOME                         Mutual Qualified Fund                Insured Tax-Free Income Fund         Pennsylvania

Franklin Global Government            Mutual Shares Fund                   Puerto Rico Tax-Free Income Fund     Tennessee**
Income Fund
                                      Templeton American Trust, Inc.       Tax-Exempt Money Fund                Texas
Franklin Templeton Hard
Currency Fund                         FUND ALLOCATOR SERIES:                                                    Virginia

Franklin Templeton High               Franklin Templeton                                                        Washington**
Income Currency Fund                  Conservative Target Fund
                                                                                                                VARIABLE ANNUITIES+
Templeton Americas                    Franklin Templeton
Government Securities Fund            Moderate Target Fund                                                      Franklin
                                                                                                                Valuemark(R)
                                      Franklin Templeton
                                      Growth Target Fund                                                        Franklin Templeton
                                                                                                                Valuemark Income
                                                                                                                Plus
                                                                                                                (an immediate
                                                                                                                annuity)


*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES,
AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).

**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.

+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.

FGF 02/97

Templeton Global Smaller
Companies Fund, Inc.

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Global Smaller Companies Fund, Inc., which contains more complete information including charges and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                    [GRAPHIC]

TEMPLETON
GLOBAL
SMALLER
COMPANIES
FUND, INC.

Semi-Annual Report
February 28, 1997


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